Ex.99.906 CERT

N-CSRS Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael A. Latham, President (Principal Executive Officer), and Geoffrey D. Flynn, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares, Inc. (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSRS for the period ended February 29, 2008 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 17, 2008	/s/ Michael A. Latham	President (Principal Executive Officer)
	Michael A. Latham	[Title]
[Signature]

Date: April 17, 2008	/s/ Geoffrey D. Flynn	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Geoffrey D. Flynn	[Title]
[Signature]